                                                                   EXHIBIT 10.13


             [LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM]


                                                              September 13, 1995

BY FEDERAL EXPRESS
- ------------------

David F. Evans, Esq.
Snell & Wilmer, L.L.P.
111 East Broadway, Suite 900
Salt Lake City, UT 84111-1004

                  Re:  Settlement Among Evans & Sutherland,
                       Thomson And Hughes
                       ------------------------------------
Dear David:

          Enclosed please find for Evans & Sutherland's files original file-stamped counterparts of the documents dismissing proceedings pursuant to the above-referenced settlement, which I faxed to you with a cover letter confirming filing earlier today.

                                                Very Truly Yours,

                                                /s/ Daniel J. Fish
                                                Daniel J. Fish

Enclosures

                                                              September 12, 1995
                                                                       ----

Mr. Philip A. Rothman
Executive Administrator
American Arbitration Association
140 West 51st Street
New York, New York 10020-1203

    Re:  13 T 181 00690 94
         EVANS & SUTHERLAND COMPUTER CORPORATION
         and
         THOMSON TRAINING & SIMULATION LIMITED
         and THOMSON-CSF, S.A.
         ---------------------------------------

Dear Mr. Rothman:

          The undersigned attorneys for all of the parties to the above-referenced matter hereby advise the Association that this matter has been settled and that all claims asserted herein are voluntarily withdrawn and dismissed with prejudice, effective immediately. Each party shall bear its own costs and attorney's fees. Accordingly, we request that the Association close its file on this matter.

Very truly yours,

SKADDEN, ARPS, SLATE,                    JONES, DAY, REAVIS
  MEAGHER & FLOM                               & POGUE

By: /s/ Dana H. Freyer                   By: /s/ Fredrick E. Sherman (SB)
   ---------------------------              ----------------------------
   Dana H. Freyer                           Fredrick E. Sherman

919 Third Avenue                         599 Lexington Avenue
New York, New York 10022                 New York, New York 10022
(212) 735-3000                           (212) 326-3905

Attorneys for Claimant                   Attorneys for Respondents
   Evans & Sutherland                       Thomson Training &
   Computer Corporation                     Simulation Limited and
                                            Thomson-CSF, S.A.



                                        American Arbitration Association
                                               140 West 51st Street
                                               New York, N.Y. 10020
                                            /s/

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- --------------------------------------x
THOMSON-CSF, S.A.,                    :
                                      :
               Plaintiff,             :
                                      :
                                      :
          -against-                   :
                                      :
EVANS & SUTHERLAND COMPUTER           :
CORPORATION and AMERICAN ARBITRA-     :
TION ASSOC.,                          :
                                      :
                      Defendants.     :
                                      :
- --------------------------------------x

                           STIPULATION FOR DISMISSAL
                           -------------------------

    It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure.

Dated: New York, New York
       September 12, 1995

SKADDEN, ARPS, SLATE,                   JONES, DAY, REAVIS
   MEAGHER & FLOM                            & POGUE
By: /s/ Dana H. Frey                    By: /s/ Fredrick E. Sherman (SB-2746)
   -----------------------------           ----------------------------------
    Dana H. Frey                            Fredrick E. Sherman
    (DF 0238)                               (FS 5442)

919 Third Avenue                        599 Lexington Avenue
New York, New York 10022                New York, New York 10022
(212) 735-3000                          (212) 326-3905

Attorneys for Defendant                 Attorneys for Plaintiff
   Evans & Sutherland                      Thomson-CSF, S.A.
   Computer Corporation

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

- --------------------------------------x
EVANS & SUTHERLAND COMPUTER COR-      :
PORATION,                             :
                                      :
                Petitioner,           :             94 Civ. 6795 (JFK)
           -against-                  :
THOMSON TRAINING & SIMULATION         :
LIMITED,                              :
                                      :
                Respondent.           :
                                      :
- --------------------------------------x


                           STIPULATION FOR DISMISSAL
                           -------------------------

        It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a) (1) of the Federal Rules of Civil Procedure.

Dated: New York, New York
       September 12, 1995

SKADDEN, ARPS, SLATE,                      JONES, DAY, REAVIS
   MEAGHER & FLOM                                & POGUE

By: /s/ Dana H. Freyer                     By: /s/ Fredrick E. Sherman (SB-2746)
   ---------------------------                -------------------------
    Dana H. Freyer                             Fredrick E. Sherman
    (DF 0238)                                  (FS 5442)

919 Third Avenue                           599 Lexington Avenue
New York, New York 10022                   New York, New York 10022
(212) 735-3000                             (212) 326-3905

Attorneys for Petitioner                   Attorneys for Respondent
   Evans & Sutherland                         Thomson Training &
   Computer Corporation                       Simulation Limited

                       CONFIDENTIAL SETTLEMENT AGREEMENT

        THIS CONFIDENTIAL SETTLEMENT AGREEMENT ("Agreement") is entered into this 13th day of September, 1995 by and between THOMSON TRAINING AND SIMULATION LIMITED ("TTSL"), Gatwick Road, Crawley, West Sussex RH10 2RL, United Kingdom and THOMSON-CSF. S.A. ("TCSF"), 173, Boulevard Haussmann - 75415 Paris Cedex 08, France (collectively "Thomson"), HUGHES AIRCRAFT COMPANY ("HAC"), 7200 Hughes Terrace, Los Angeles, California 90045 and HUGHES TRAINING, INC. ("HTI"), 2200 Arlington Downs Road, Arlington, Texas 76011 (collectively, "HUGHES") and EVANS & SUTHERLAND COMPUTER CORPORATION ("E&S"), 600 Korans Drive, Salt Lake City, Utah 84108.

        WHEREAS. on or about October 11, 1986, E&S entered into a working agreement (the "Working Agreement") with Rediffusion Simulation Limited ("Rediffusion"), a corporation existing under the laws of the United Kingdom; and

        WHEREAS, Rediffusion was subsequently acquired by HAC, which changed Rediffusion's name to Hughes Rediffusion Simulation Limited; and

        WHEREAS, as of January 15, 1991, E&S and Rediffusion amended the Working Agreement; and

        WHEREAS, Rediffusion was acquired from HAC by a subsidiary of TCSF on or about December 31, 1993, and TCSF subsequently changed Rediffusion's name to TTSL; and

        WHEREAS, certain disputes have arisen between E&S, Thomson and HAC with regard to said Working Agreement, and other matters.

    NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1.   Hughes Payment to E&S. On the effective date of this Agreement,
            ---------------------
HAC shall pay to E&S the sum of Three Million Seven Hundred Fifty Thousand ($3,750,000) by wire transfer to the account and financial institution designated by E&S.

        2.   Agreement between E&S and HTI. On the effective date of this
             -----------------------------
Agreement, E&S and HTI shall enter into a separate agreement pursuant to which E&S and HTI will agree (a) to team on certain projects for U.S. and foreign (other than the U.K. MOD or other U.K. platform) military sales, (b) to continue with discussions regarding the implementation of a technology exchange program in connection with such projects, (c) to otherwise work together and (d) to continue to be bound by the confidentiality restrictions in paragraph 4.1 of the Working Agreement, notwithstanding termination of such Working Agreement, such separate agreement to be subject to such other terms and conditions as may be separately negotiated by E&S and HTI. Such separate agreement shall be an independent obligation of E&S and of HTI and shall not, after its execution and delivery on the effective date of this Agreement, be considered part of this Agreement. In no event shall Thomson have any liability or obligation to either E&S or Hughes in the event of any breach by either E&S or HTI of any obligation under such separate agreement between E&S and HTI.

        3.    Agreement between E&S and TTSL. On the effective date of
              ------------------------------
this Agreement, E&S and TTSL shall enter into a separate agreement pursuant to which E&S and TTSL will agree (a) that the Working Agreement, as amended and supplemented, and the Rediffusion Simulation Limited OEM Volume Purchase Agreement (Oct. 1, 1986), Rediffusion Simulation Limited Basic Ordering Agreement (Oct. 1, 1986), Evans & Sutherland Computer Corporation OEM Volume Purchase Agreement (Oct. 1, 1986), and Evans & Sutherland Computer Corporation Basic Ordering Agreement (Oct. 1,
1986) has each been effectively terminated and is no longer effective, except for the provisions of paragraph 4.1 of the Working Agreement which shall continue to be binding upon E&S and TTSL, (b) to work in good faith to resolve all support claims and other issues raised by customers of TTSL or of E&S ("Current Customers") that purchased E&S "cgi equipment" (as defined in the Working Agreement) or to whom E&S sold TTSL display systems under the terms of the Working Agreement, (c) to meet to jointly explore in good faith the possibility of establishing a new business relationship in an effort to reach agreement to provide needed products and services to civil customers on a mutually acceptable pricing basis and (d) to meet and negotiate in good faith a new working arrangement with regard to addressing a method for E&S and TTSL to jointly market their products and services to the "civil market" as defined in the Working Agreement, as well as other markets, and (e) to jointly prepare and issue a press release regarding the relationship between E&S and TTSL, such separate agreement to be subject to such other terms and conditions as may be separately negotiated by E&S and TTSL. Such separate agreement shall be an independent obligation of E&S and of TTSL and shall not, after its execution and delivery on the effective date of this Agreement, be considered part of this Agreement. In no event shall Hughes have any liability or obligation to either E&S or TTSL in the event of any breach by either such party of any obligation under such separate agreement between E&S and TTSL.

        4.    Mutual Release Provision. Except as otherwise herein
              ------------------------
provided, for and in consideration of the mutual promises and releases contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the effective date of this Agreement, each of E&S, TTSL, TCSF, HAC and HTI, on its own behalf and on behalf of its parents, subsidiaries, predecessors, successors, assigns, representatives, agents, attorneys, officers and directors, hereby releases, remises, waives, resigns and forever discharges each other party to this Agreement, its parents, subsidiaries, predecessors, successors, assigns, representatives, agents, attorneys, officers and directors, of and from any and all manner of actions, arbitrations, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, of every kind which such party or its predecessors ever had or ever claimed to have had, now has or claims to have, or which such party or its successors or assigns hereafter can, shall or may have, or claim to have, against each other party hereto and the said individuals and/or entities hereinabove mentioned, arising out of or in any way connected with the facts or circumstances existing at the date of this Agreement from the beginning of the world to the date hereof, and relating to or in any way connected with the Working Agreement, including, without limitation of the foregoing, all claims which are, could be, or could have been asserted in, or are in any way based upon, the arbitration proceeding now pending between E&S, TTSL and TCSF before the American Arbitration Association ("AAA") in New York City, New York, No.
13 T 181 00690 94; the civil case entitled Thomson-CSF, S.A., Plaintiff v.
                                           -------------------------------
Evans & Sutherland Computer Corporation and American Arbitration Association,
- ------------------------------------------------------------------------------
Defendants, No. 94 Civ. 6181 (JFK), in the United States District Court for the
- -----------
Southern District of New York; the civil case entitled Evans & Sutherland
                                                       ------------------
Computer Corporation, Petitioner, v. Thomson Training & Simulation Limited,
- ---------------------------------------------------------------------------
Respondent, No. 94 Civ. 6795 (JFK), in the United States District Court for the
- ----------
Southern District of New York; the appeal pending before the United States Court of Appeals for the Second Circuit, entitled Thomson-CSF, S.A. Plaintiff-
                                            ----------------------------
Appellant, v. American Arbitration Association, Defendant, Evans & Sutherland
- -----------------------------------------------------------------------------
Computer Corporation, Defendant-Appellee. Docket No. 94-9118; and the litigation
- ----------------------------------------
between E&S and Thomson in the United Kingdom entitled Thomson Training &
                                                        ------------------
Simulation Limited v. Evans & Sutherland Computer Corporation, 1994 T. No.
- ---------------------------------------------------------------
1490 (English High Court of Justice, Queen's Bench Division).

        5.   Limitation on Release. Each party hereto hereby acknowledges
             ---------------------
and agrees that the releases set forth in paragraph 4 do not constitute a release of any of its respective rights or obligations under this Agreement or under the separate agreements provided for in paragraphs 2 and 3 above.

        6.   Dismissal of Arbitration Proceeding and Civil Litigation. Upon
             --------------------------------------------------------
the effective date of this Agreement, the respective attorneys of the parties shall have executed the dismissal stipulations and the dismissal instructions to the AAA, requiring the dismissal of such proceedings with prejudice, all of which are attached hereto as Exhibit "A", and the respective parties shall instruct their attorneys to promptly file them with the appropriate court and the AAA.

        7.   Confidentiality Provision; Press Release.
             -----------------------------------------

        A. Confidentiality. Except as provided in this paragraph 7, the terms of
           ---------------
this Agreement shall remain confidential and shall not, without the consent of all parties, be disclosed by any party to any person, nor shall this Agreement be filed with, or otherwise made available by any party to, any governmental authority, except as required by applicable law, regulation or legal process and only after compliance with paragraph B below.

        B. Required Disclosure. If any party is requested pursuant to, or
           -------------------
determines in good faith that it is required by, applicable law, regulation or legal process to disclose the terms of this Agreement to any person, or to file with or otherwise make this Agreement available to any governmental authority, such party shall (i) promptly notify each other party so that such other party or parties may seek a protective order or other appropriate remedy or, in such other party's sole discretion, waive compliance with this paragraph 7, and (ii) consult in good faith with such other party or parties as to the advisability of taking legally available steps to resist or narrow such request or as to the determination that such disclosure, filing or availability is legally required. In this connection, each party confirms that it is not aware of any currently effective requirement to file this Agreement with, or otherwise make it available to, any governmental authority.

        C.    Press Release. Notwithstanding anything in paragraph 7A to the
              -------------
contrary, the parties agree to jointly issue the press release in the form attached as Exhibit B promptly on or after the effective date of this Agreement.

        D.    Independent Obligations. The respective obligations of the parties
              -----------------------
under this paragraph 7 are independent of the other obligations of the parties under this Agreement, so that a failure to comply with this paragraph 7 by any party shall not affect the respective rights and obligations of the parties under the other provisions of this Agreement. Without limiting the generality of the foregoing, no party shall have any liability or obligation to any other party for any breach by any other party of any obligation under this paragraph 7 and the payment obligation of HAC under paragraph 1, and the mutual release under paragraph 4, shall not be affected by any breach by any party of this paragraph 7.

              8.   Notices. Any notice required or permitted to be served
                   --------
hereunder shall be in writing and shall be delivered personally, by overnight courier or sent by facsimile transmission addressed as follows, or to such other address as any party hereto may for itself designate by written notice in accordance herewith:

If to E&S:                   Evans & Sutherland Computer Corporation
                             600 Komas Drive
                             Salt Lake City, Utah 84108
                             Attention: Gary E. Meredith
                             Fax No.: (801) 588-4500

If to HAC or HTI:            Hughes Aircraft Company
                             7200 Hughes Terrace
                             Los Angeles, California 90045
                             Attention: Larry D. Hunter
                             Fax No.: (310) 568-7834
                             or             (310) 568-7212

If to TTSL or TCSF:          Thomson-CSF
                             173, Boulevard Haussmann
                             75415 Paris, France
                             Attention: J.F. Pernotte
                             Fax No.: 33-1-53 77 85 04

Copy to:                     Lambert & Associates
                             11, avenue Myron T. Herrick
                             75008 Paris, France
                             Attention: Yannick Chalme
                             Fax No.: 33-1-49 53 93 42 or 44

Notice shall be deemed properly given on the date of facsimile transmission or on the date of delivery, whichever applies.

        9.  MISCELLANEOUS.
            -------------

            A.  Exhibits. Exhibits A, B and C referred to herein are intended to
                --------
        be and hereby are specifically made a part of this Agreement.

            B.  Entire Agreement. This Agreement contains the entire
                ----------------
        understanding between the parties hereto with respect to the transactions contemplated hereby, and may not be amended, modified, altered or waived except by an instrument in writing signed by the party against whom such amendment, modification, alteration or waiver is sought to be enforced.

            C. Governing Law. This Agreement shall be construed and interpreted
               -------------
        in accordance with the laws of the State of New York without regard to its choice of law provisions.

            D.  Binding Effect. This Agreement shall bind and inure to the
                --------------
        benefit of the parties hereto and their respective successors and assigns.

            E. Construction. The captions and headings contained herein are
               ------------
        inserted for convenient reference only, are not a part hereof and the same shall not limit or construe the provisions to which they apply. References in this Agreement to "paragraphs" are to the paragraphs in this Agreement, unless otherwise noted.

            F.  Expenses. Each party shall pay and be responsible for the costs
                --------
        and expenses, including, without limitation, attorneys' and accountants' fees, incurred by such party in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. E&S shall be solely responsible for the fees and costs of the Escrow Agent.

            G.  Assignment. No party hereto may assign any of its rights or
                ----------
        delegate any of its obligations under this Agreement without the express written consent of the other parties hereto.

            H.  No Rights to Others. Except as otherwise provided in paragraph
                -------------------
        4, nothing herein contained or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns or personal representatives, any rights or remedies under or by reason of this Agreement.

            I.  Counterparts. This Agreement may be executed in two or more
                ------------
        counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, binding upon all parties hereto, notwithstanding that the parties are not signatories to the original or the same counterpart.

            J.  No Admission. Nothing in this Agreement shall be deemed an
                ------------
        admission by any party of any liability to any other party in respect of the matters subject to the mutual release in paragraph 4. The parties mutually acknowledge that the press release attached as Exhibit B contains an appropriate description of the basis for and terms of this settlement.

            K.  Effective Date; Escrow. This Agreement shall become effective on
                ----------------------
        the date on which all of the following shall have occurred: (i) five counterparts of this Agreement shall have been executed by each party and delivered to Snell & Wilmer L.L.P. ("Escrow Agent"); (ii) E&S and HTI shall have confirmed in writing to the Escrow Agent that the agreement provided for in paragraph 2 has been signed or that the requirement for such agreement has been waived by such parties; (iii) E&S and TTSL shall have confirmed in writing to the Escrow Agent that the agreement provided for in paragraph 3 has been signed or that the requirement for such agreement has been waived by such parties; (iv) the respective attorneys of the parties shall have executed the dismissal stipulations and dismissal instructions provided for in paragraph 6 and such documents shall have been delivered to the Escrow Agent; and (v) E&S shall have received the wire transfer of funds provided for in paragraph 1. Hughes agrees to initiate such wire transfer promptly after receipt by it of written confirmation by the Escrow Agent that the conditions in clauses (i), (ii), (iii) and (iv) have been satisfied. The Escrow Agent shall deliver to each party a signed copy of this Agreement promptly after the effective date. Attached as Exhibit C is the form of Escrow Agreement which the Escrow Agent shall have executed and delivered to each of the parties prior to execution of this Agreement by each such party.

            L.  Governing Law and Settlement of Disputes. All disputes arising
                ----------------------------------------
        from the validity, interpretation, implementation or performance of this Agreement shall be finally settled by arbitration. The arbitration shall be held in New York City and conducted in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with those rules.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

       THOMSON TRAINING AND                    THOMSON-CSF, S.A.
       SIMULATION LIMTED

       By: /s/ Louis Le Porte                  By: /s/ Louis Le Porte
          ---------------------------             --------------------------
       Its: Louis Le Porte                     Its: Louis Le Porte
           --------------------------              -------------------------
              6 September 1995                        6 September 1995

      EVANS & SUTHERLAND COMPUTER              HUGHES AIRCRAFT COMPANY
      CORPORATION

      By:                                      By:
         ------------------------------           -----------------------------
      Its:                                     Its:
          -----------------------------            ----------------------------

                                               HUGHES TRAINING, INC.

                                               By:
                                                  -----------------------------
                                               Its:
                                                   ----------------------------

                                   EXHIBIT A

             Arbitration and Civil Action Dismissal Documentation

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

- -----------------------------------x
                                   :
THOMSON-CSF, S.A.,                 :
                                   :
                Plaintiff,         :
                                   :     94 Civ. 6181 (JFK)
            -against-              :
                                   :
EVANS & SUTHERLAND COMPUTER        :
CORPORATION and AMERICAN           :
ARBITRATION ASSOC.,                :
                                   :
                Defendants.        :
                                   :
- -----------------------------------x


                           STIPULATION FOR DISMISSAL
                           -------------------------

        It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure.

Dated:  New York, New York
        August __, 1995

SKADDEN, ARPS, SLATE,                       JONES, DAY, REAVIS
   MEAGHER & FLOM                                 & POGUE

By:                                            By:
    Dana K. Freyer                                 Fredrick E. Sherman
    (DF 0238)                                      (FS 5442)

    919 Third Avenue                        599 Lexington Avenue
    New York, New York 10022                New York, New York 10022
    (212) 735-3000                          (212) 326-3905

Attorneys for Defendant                     Attorneys for Plaintiff
    Evans & Sutherland                          Thomson-CSF, S.A.
    Computer Corporation

 UNITED STATES DISTRICT COURT
 SOUTHERN DISTRICT OF NEW YORK
- --------------------------------------x
 EVANS & SUTHERLAND COMPUTER          :
 CORPORATION,                         :
                                      :
          Petitioner,                 :       94 Civ. 6795 (JFK)
                                      :
      -against-                       :
                                      :
 THOMSON TRAINING & SIMULATION        :
 LIMITED,                             :
                                      :
          Respondent.                 :
                                      :
- --------------------------------------:


                           STIPULATION FOR DISMISSAL
                           -------------------------

        It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure.

Dated:  New York, New York
        August __, 1995

SKADDEN, ARPS, SLATE,                     JONES, DAY, REAVIS
  MEAGHER & FLOM                               & POGUE

By:                                       By:
   --------------------------                -----------------------------
    Dana K. Freyer                            Fredrick E. Sherman
    (DF 0238)                                 (FS 5442)

919 Third Avenue                          599 Lexington Avenue
New York, New York 10022                  New York, New York 10022
(212) 735-3000                            (212) 326-3905

Attorneys for Petitioner                  Attorneys for Respondent
    Evans & Sutherland                        Thomson Training &
    Computer Corporation                      Simulation Limited

                                                                 August __, 1995

Mr. Philip A. Rothman
Executive Administrator
American Arbitration Association
140 West 51st Street
New York, New York 10020-1203

        Re:  13 T 181 00690 94
             EVANS & SUTHERLAND COMPUTER CORPORATION
             and
             THOMSON TRAINING & SIMULATION LIMITED
             and THOMSON-CSF. S.A.
             ----------------------------------------

Dear Mr. Rothman:

        The undersigned attorneys for all of the parties to the above-referenced matter hereby advise the Association that this matter has been settled and that all claims asserted herein are voluntarily withdrawn and dismissed with prejudice, effective immediately. Each party shall bear its own costs and attorney's fees. Accordingly, we request that the Association close its file on this matter.

Very truly yours,

SKADDEN. ARPS. SLATE,                       JONES, DAY, REAVIS
   MEAGHER & FLOM                                 & POGUE

By: _____________________________            By: ____________________________
    Dana K. Freyer                               Fredrick E. Sherman

919 Third Avenue                             599 Lexington Avenue
New York, New York 10022                     New York, New York 10022
(212) 735-3000                               (212) 326-3905

Attorneys for Claimant                       Attorneys for Respondents
    Evans & Sutherland                             Thomson Training &
    Computer Corporation                           Simulation Limited and
                                                   Thomson-CSF, S.A.

                                   EXHIBIT B

                             Form of Press Release

PRESS RELEASE
- -------------

Major Simulation Companies Reach Accord
- ---------------------------------------

Hughes, Thomson, and Evans & Sutherland Settle Disputes

(City and Date) Hughes Training, Inc., ( ) Thomson Training & Simulation Ltd.
( ), and Evans & Sutherland Computer Corporation (Nasdaq ESCC), three of the major suppliers of products to the simulation training market, today announced the resolution of differences among them and their parent companies and the dismissal of any and all legal actions resulting from contractual disputes related to prior distribution agreements to which they had been parties. The settlement will allow all three companies to proceed to supply their products to the market, and will make it possible for each party to work with one or more of the other parties in serving the market.

According to James R. Oyler, President and Chief Executive Officer of E&S, "E&S has had a long and successful history with both Hughes and Thomson to jointly provide outstanding equipment and services to the pilot training market. Each company brings special products and expertise to the market and each company provides outstanding customer service. This settlement allows us to get on with business."

Hughes Training's president, Mr. Smart I. Moore, Said "The agreement enables Hughes Training, the industry's leading training systems integrator, to continue to provide its customers with the best value visual system solutions that meet specific program requirements. It will enhance our ability to provide systems that maximize image generator and display performance."

For additional information contact:

Hughes Training
Rick Oyler
(817) 695-3536

Thomson Training & Simulation Ltd.
Eric Le Mer
(44) 1.293.563.700

Evans & Sutherland
Gary E. Meredith
(801) 588-1711

                                   EXHIBIT C

                            Form of Escrow Agreement

                               ESCROW AGREEMENT

        THIS ESCROW AGREEMENT ("Agreement") is made as of September 13, 1995, by SNELL & WILMER LLP, as Escrow Agent under the Settlement Agreement referred to below ("Escrow Agent"), in favor of THOMSON TRAINING AND SIMULATION LIMITED ("TTSL") and THOMSON-CSF, S.A. ("TCSF") (collectively "Thomson"), HUGHES AIRCRAFT COMPANY ("HAC") and HUGHES TRAINING, INC. ("HTI") (collectively "Hughes"), and EVANS & SUTHERLAND COMPUTER CORPORATION ("E&S"), Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Settlement Agreement (as defined below).

        WHEREAS, TTSL, TCSF. HAC, HTI and E&S have negotiated a certain Confidential Settlement Agreement in the attached form ("Settlement Agreement"); and

        WHEREAS, such Settlement Agreement provides for the establishment of an escrow arrangement with Escrow Agent and this Agreement establishes the terms of such escrow arrangement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Escrow Agent, and TTSL, TCSF, HAC, HTI and E&S (each of TTSL, TCSF, HAC, HTI and E&S being referred to as a "Party" and all of which together are referred to as the "Parties") agree as follows:

        1. Escrow Agent. The Parties hereby appoint and designate Snell & Wilmer
           ------------
LLP as Escrow Agent for the purposes set forth herein and the Escrow agent accepts such appointment and designation, subject to the terms and conditions of this Agreement. Escrow Agent shall exercise the same degree of care toward the items deposited pursuant to this Agreement as it exercises toward its own similar property, and Escrow Agent shall not be held liable to any higher standard of care under this Agreement nor deemed to owe any fiduciary duty to the Parties. Escrow Agent shall be obligated to perform only such duties as are expressly set forth herein, and no implied covenants or obligations shall be inferred from this Agreement. Escrow Agent's obligations hereunder shall cease when Escrow Agent has distributed the Escrowed Documents and funds as provided in this Agreement.

        2. Delivery of Signed Copies of Settlement Agreement. Promptly upon
           -------------------------------------------------
receipt by Escrow agent of five copies of the Settlement Agreement from any Party, signed by an Authorized Signatory of such Party (as defined in paragraph 6 of this Agreement) and of the dismissal stipulations and dismissal instructions provided for in paragraph 6 of the Settlement Agreement (the "Dismissal Instruments"), Escrow Agent shall acknowledge receipt by written notice to all the Parties given in accordance with paragraph 8 of the Settlement Agreement. Escrow Agent shall hold all such signed copies in escrow in accordance with this Agreement until the first to occur of (a) the release of the Escrowed Documents in accordance with paragraph 4 of this Agreement, or (b) the termination of this Agreement in accordance with paragraph 5 of this Agreement. Any copies of the Settlement Agreement and the Dismissal Instruments received by Escrow Agent as provided above are referred to below as the "Escrowed Documents."

        3.   Payment. The payment required under paragraph 1 of the Settlement
             -------
Agreement shall be made by HAC to the trust account of Escrow Agent, which is as follows:

        First Interstate Bank of Utah, N.A., Main Office
        Salt Lake City, Utah 84142-0002
        ABA Routing No. 124000025
        Snell & Wilmer Trust Account
        Account No. 02087161
        Reference: Evans & Sutherland Escrow, Account No. 21988.0033

Escrow Agent shall confirm receipt of such payment by written notice to each Party, delivered in accordance with paragraph 8 of the Settlement Agreement. Upon satisfaction of the conditions in paragraph 4 of this Agreement for release of the Escrowed Documents, Escrow Agent shall transit the payment received by Escrow Agent under this paragraph 3 to E&S in accordance with its separate instructions to Escrow Agent. If this Agreement is terminated pursuant to paragraph 5 of this Agreement, the deposited funds shall be returned to the Party depositing the funds. Escrow Agent shall not be obligated to deposit the funds in an interest-bearing account and no Party will be entitled to any interest on the funds.

        4.   Release of Escrowed Documents. The Escrowed Documents shall be
             -----------------------------
released from the escrow arrangement provided for in his Agreement on the effective date of the Settlement Agreement. As contemplated by paragraph 9K of the Settlement Agreement, such effective date shall occur on such date as all of the following conditions shall have been satisfied: (a) Escrow Agent shall have received five copies of the Settlement Agreement signed by an Authorized Signatory of each Party; (b) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and HTI that the agreement provided for in paragraph 2 of the Settlement Agreement has been signed; (c) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and TTSL that the agreement provided for in paragraph 3 of the Settlement Agreement has been signed; (d) the respective attorneys of the Parties shall have executed and delivered to the Escrow Agent the Dismissal Instruments; and (e) Escrow Agent shall have received in its escrow account the payment required under paragraph 1 of the Settlement Agreement. Promptly after the occurrence of all such conditions to the effective date of the Settlement Agreement, Escrow Agent shall deliver one fully signed copy of the Settlement Agreement to each Party, to its address shown in paragraph 8 of the Settlement Agreement and shall deliver the Dismissal Instruments to the respective attorneys of the Parties for filing with the appropriate court and the AAA in accordance with paragraph 6 of the Settlement Agreement.

        5.   Termination of Escrow. If the effective date of the Settlement
             ---------------------
Agreement shall not have occurred within 30 days after the date first above written, then any Party which has deposited signed copies of the Settlement Agreement with Escrow Agent may, upon written notice by an Authorized Signatory of such Party to Escrow Agent (delivered as provided in paragraph 7 of this Agreement) and to each other Party (delivered in accordance with paragraph 8 of the Settlement Agreement) delivered at any time after such 30-day period, terminate this Agreement and require Escrow Agent to return to such Party all of the copies of the Settlement Agreement signed by such Party. Promptly after receipt of such notice, Escrow Agent shall return all the signed copies of the Settlement Agreement then held by it to the applicable Party which submitted such signed copy and shall destroy any signed copies of the Dismissal Instruments then held by it, all such signed copies shall be null and void and of no further force or effect, and this Agreement shall be terminated.

        6.   Authorized Signatories. The "Authorized Signatories" of each Party
             ----------------------
for purposes of this Agreement. and their signature(s), are set forth on the attached certificates signed by the Secretary or an Assistant Secretary of each Party.

        7. Notices to Escrow Agent. Any notice required or permitted to be served hereunder shall be in writing and shall be delivered personally, by overnight courier or sent by facsimile transmission addressed as follows: Snell & Wilmer L.L.P., 111 East Broadway, Suite 900, Broadway Centre, Salt Lake City, Utah 84111; Attention: Greg Nielsen; Facsimile Number: (801) 237-1950. Notice shall be deemed properly given on the date of facsimile transmission or on the date of delivery, whichever applies.

        8. Waiver of Conflict. Each Party acknowledges and agrees that it is
           ------------------
aware that Snell & Wilmer L.L.P. acts as counsel to E&S in connection with various matters, including, without limitation, the negotiation and preparation of the Settlement Agreement as well as this Agreement. Any conflict of interest which might exist in this regard is waived by each Party. The Parties further agree that Escrow Agent is free to assume full legal representation of E&S in any dispute, including, but not limited to. any dispute arising between E&S and any or all of the other Parties relating to this Agreement, notwithstanding Escrow Agent's position as escrow agent in this Agreement. Each party hereby expressly waives any conflict of interest created by this Agreement and consents to such representation of E&S by Escrow Agent.

        9.   Amendment. This Agreement may be amended, and the requirements set
             ---------
forth herein may be waived, only by an instrument in writing signed by the Escrow Agent and by an Authorized Signatory of each of the Parties.

       10. Escrow Agent's Compensation and Expenses. For its services hereunder,
           ----------------------------------------
Escrow Agent shall be entitled to be reimbursed for all out of pocket expenses incurred by it in connection with the performance of its duties under this Agreement. The expenses of Escrow Agent shall be paid by E&S.

       11.  Escrow Agent's Liability; Indemnification. Escrow Agent shall not be
            -----------------------------------------
liable for any error of judgment or for any act done or omitted by it in good faith, or for anything which Escrow Agent may in good faith do or refrain from doing in connection herewith, or for any negligence other than its gross negligence; no liability shall be incurred by Escrow Agent. if. in the event of any dispute or question as to its duties or obligations hereunder, it acts in accordance with paragraph 12. Escrow Agent is authorized to act upon any document believed by it to be genuine and to be signed by the proper parties and shall incur no liability in so acting. HAC, HTI and E&S, jointly and severally indemnify, defend and hold Escrow Agent harmless from any and all loss, damage, or liability, and all expenses (including without limitation, reasonable legal costs and fees) except to the extent arising out of the gross negligence or bad faith of the Escrow Agent. incurred. arising out of, or in connection with, Escrow Agent entering into or performing its duties pursuant to this Agreement. including without limitation, expenses incurred by Escrow Agent pursuant to paragraph 12.

        12. Disputes. In the event of a dispute concerning the subject matter of
            --------
this Agreement such that Escrow Agent deems it necessary for its protection, Escrow Agent may (i) deposit the Escrowed Documents and any payment received pursuant to paragraph 3, together with any notices received by it, into a court of competent jurisdiction until such time as a civil action shall have been finally concluded determining any rights hereunder, (ii) Escrow Agent may resign and appoint a new escrow agent, or (iii) at its discretion at any time, commence a civil action to interplead any conflicting demands to a court of competent jurisdiction to determine its rights and the rights of the Parties.

        13.  Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, which together shall constitute one instrument.

        14.  Binding Effect: Governing Law. This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Utah, and shall be binding upon and inure to the benefit of the parties and their successors and assigns.

        15.  Miscellaneous. The provisions in subparagraphs D, E, F, G, H, I, J
             -------------
and L of paragraph 9 of the Settlement Agreement shall apply to this Agreement and are incorporated herein by this reference.

        IN WITNESS WHEREOF this Agreement has been signed by Escrow Agent and each of the Parties, as of the day and year first above written.

                                        ESCROW AGENT:

                                        SNELL & WILMER L.L.P.

                                        By
                                           -------------------------------
                                        Its
                                           -------------------------------

THOMSON:

THOMSON TRAINING AND SIMULATION
LIMITED

By   /s/ Louis L. Portz
   -------------------------------
Its      Louis L. Portz
   -------------------------------
                6 September 1995

THOMSON-CSF
By   /s/ Louis L. Portz
   -------------------------------
         Louis L. Portz
   -------------------------------
                6 September 1995


HUGHES:

HUGHES AIRCRAFT COMPANY

By
   -------------------------------
Its
   -------------------------------

HUGHES TRAINING INC.

By
   -------------------------------
Its
   -------------------------------

E&S:

EVANS & SUTHERLAND COMPUTER CORPORATION

By
   -------------------------------
Its
   -------------------------------

                                ESCROW AGREEMENT

        THIS ESCROW AGREEMENT ("Agreement") is made as of September 13, 1995, by SNELL & WILMER L.L.P., as Escrow Agent under the Settlement Agreement referred to below ("Escrow Agent"), in favor of THOMSON TRAINING AND SIMULATION LIMITED ("TTSL") and THOMSON-CSF, S.A. ("TCSF") (collectively "Thomson"). HUGHES AIRCRAFT COMPANY ("HAC") and HUGHES TRAINING, INC, ("HTI) (collectively "Hughes"), and EVANS & SUTHERLAND COMPUTER CORPORATION ("E&S"). Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Settlement Agreement (as defined below).

        WHEREAS, TTSL, TCSF, HAC, HTI and E&S have negotiated a certain Confidential Settlement Agreement in the attached form ("Settlement Agreement"); and

        WHEREAS, such Settlement Agreement provides for the establishment of an escrow arrangement with Escrow Agent and this Agreement establishes the terms of such escrow arrangement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Escrow Agent, and TTSL, TCSF, HAC, HTI and E&S (each of TTSL, TCSF, HAC, HTI and E&S being referred to as a "Party" and all of which together are referred to as the "Parties") agree as follows:

        1.  Escrow Agent. The Parties hereby appoint and designate Snell &
            ------------
Wilmer L.L.P. as Escrow Agent for the purposes set forth herein and the Escrow Agent accepts such appointment and designation, subject to the terms and conditions of this Agreement. Escrow Agent shall exercise the same degree of care toward the items deposited pursuant to this Agreement as it exercises toward its own similar property, and Escrow Agent shall not be held liable to any higher standard of care under this Agreement nor deemed to owe any fiduciary duty to the Parties. Escrow Agent shall be obligated to perform only such duties as are expressly set forth herein, and no implied covenants or obligations shall be inferred from this Agreement. Escrow Agent's obligations hereunder shall cease when Escrow Agent has distributed the Escrowed Documents and funds as provided in this Agreement.

        2.  Delivery of SiTed Copies of Settlement Agreement. Promptly upon
            ------------------------------------------------
receipt by Escrow Agent of five copies of the Settlement Agreement from any Party signed by an Authorized Signatory of such Party (as defined in paragraph
6 of this Agreement) and of the dismissal stipulations and dismissal instructions provided for in paragraph 6 of the Settlement Agreement (the "Dismissal Instruments"). Escrow Agent shall acknowledge receipt by written notice to all the Parties given in accordance with paragraph 8 of the Settlement Agreement. Escrow Agent shall hold all such signed copies in escrow in accordance with this Agreement until the first to occur of (a) the release of the Escrowed Documents in accordance with paragraph 4 of this Agreement, or (b) the termination of this Agreement in accordance with paragraph 5 of this Agreement. Any copies of the Settlement Agreement and the Dismissal Instruments received by Escrow Agent as provided above are referred to below as the "Escrowed Documents."

        3.  Payment. The payment required under paragraph 1 of the Settlement
            -------
Agreement shall be made by HAC to the trust account of Escrow Agent, which is as follows:

                First Interstate Bank of Utah, N.A., Main Office
                Salt Lake City, Utah 84142-0002
                ABA Routing No. 124000025
                Snell & Wilmer Trust Account
                Account No. 02087161
                Reference: Evans & Sutherland Escrow, Account No. 21988.0033

Escrow Agent shall confirm receipt of such payment by written notice to each Party, delivered in accordance with paragraph 8 of the Settlement Agreement. Upon satisfaction of the conditions in paragraph 4 of this Agreement for release of the Escrowed Documents, Escrow Agent shall transmit the payment received by Escrow Agent under this paragraph 3 to E&S in accordance with its separate instructions to Escrow Agent. If this Agreement is terminated pursuant to paragraph 5 of this Agreement, the deposited funds shall be returned to the Party depositing the funds. Escrow Agent shall not be obligated to deposit the funds in an interest-bearing account and no Party will be entitled to any interest on the funds.

    4.    Release of Escrowed Documents. The Escrowed Documents shall be
          -----------------------------
released from the escrow arrangement provided for in this Agreement on the effective date of the Settlement Agreement. As contemplated by paragraph 9K of the Settlement Agreement, such effective date shall occur on such date as all of the following conditions shall have been satisfied: (a) Escrow Agent shall have received five copies of the Settlement Agreement signed by an Authorized Signatory of each Party; (b) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and HTI that the agreement provided for in paragraph 2 of the Settlement Agreement has been signed; (c) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and TTSL that the agreement provided for in paragraph 3 of the Settlement Agreement has been signed; (d) the respective attorneys of the Parties shall have executed and delivered to the Escrow Agent the Dismissal Instruments; and (e) Escrow Agent shall have received in its escrow account the payment required under paragraph 1 of the Settlement Agreement. Promptly after the occurrence of all such conditions to the effective date of the Settlement Agreement, Escrow Agent shall deliver one fully signed copy of the Settlement Agreement to each Party, to its address shown in paragraph 8 of the Settlement Agreement and shall deliver the Dismissal Instruments to the respective attorneys of the Parties for filing with the appropriate court and the AAA in accordance with paragraph 6 of the Settlement Agreement.

        5.   Termination of Escrow. If the effective date of the Settlement
             ---------------------
Agreement shall not have occurred within 30 days after the date first above written, then any Party which has deposited signed copies of the Settlement Agreement with Escrow Agent may, upon written notice by an Authorized Signatory of such Party to Escrow Agent (delivered as provided in paragraph 7 of this Agreement) and to each other Party (delivered in accordance with paragraph 8 of the Settlement Agreement) delivered at any time after such 30-day period, terminate this Agreement and require Escrow Agent to return to such Party all of the copies of the Settlement Agreement signed by such Party. Promptly after receipt of such notice, Escrow Agent shall return all the signed copies of the Settlement Agreement then held by it to the applicable Party which submitted such signed copy and shall destroy any signed copies of the Dismissal Instruments then held by it, all such signed copies shall be null and void and of no further force or effect, and this Agreement shall be terminated.

        6.  Authorized Signatories. The "Authorized Signatories" of each Party
            ----------------------
for purposes of this Agreement, and their signature(s), are set forth on the attached certificates signed by the Secretary or an Assistant Secretary of each Party.

        7.  Notices to Escrow Agent. Any notice required or permitted to be
            -----------------------
served hereunder shall be in writing and shall be delivered personally, by overnight courier or sent by facsimile transmission addressed as follows: Snell & Wilmer L.L.P., 111 East Broadway, Suite 900, Broadway Centre, Salt Lake City, Utah 84111; Attention: Greg Nielsen; Facsimile Number: (801) 237-1950. Notice shall be deemed properly given on the date of facsimile transmission or on the date of delivery, whichever applies.

        8.  Waiver of Conflict. Each Party acknowledges and agrees that it is
            ------------------
aware that Snell & Wilmer L.L.P. acts as counsel to E&S in connection with various matters, including, without limitation, the negotiation and preparation of the Settlement Agreement as well as this Agreement. Any conflict of interest which might exist in this regard is waived by each Party. The Parties further agree that Escrow Agent is free to assume full legal representation of E&S in any dispute, including, but not limited to, any dispute arising between E&S and any or all of the other Parties relating to this Agreement, notwithstanding Escrow Agent's position as escrow agent in this Agreement. Each party hereby expressly waives any conflict of interest created by this Agreement and consents to such representation of E&S by Escrow Agent.

        9.  Amendment. This Agreement may be amended, and the requirements set
            ---------
forth herein may be waived, only by any instrument in writing signed by the Escrow Agent and by an Authorized Signatory of each of the Parties.

       10. Escrow Agent's Compensation and Expenses. For its services hereunder,
           ----------------------------------------
Escrow Agent shall be entitled to be reimbursed for all out of pocket expenses incurred by it in connection with the performance of its duties under this Agreement. The expenses of Escrow Agent shall be paid by E&S.

       11.  Escrow Agent's Liability; Indemnification. Escrow Agent shall not be
            ----------------------------------------
liable for any error of judgment or for any act done or omitted by it in good faith, or for anything which Escrow Agent may in good faith do or refrain from doing in connection herewith, or for any negligence other than its gross negligence; no liability shall be incurred by Escrow Agent, if, in the event of any dispute of question as to its duties or obligations hereunder, it acts in accordance with paragraph 12. Escrow Agent is authorized to act upon any document believed by it to be genuine and to be signed by the proper parties and shall incur no liability in so acting. HAC, HTI and E&S, jointly and severally indemnify, defend and hold Escrow Agent harmless from any and all loss, damage, or liability, and all expenses (including without limitation, reasonable legal costs and fees) except to the extent arising out of the gross negligence or bad faith of the Escrow Agent, incurred, arising out of, or in connection with, Escrow Agent entering into or performing its duties pursuant to this Agreement, including without limitation, expenses incurred by Escrow Agent pursuant to paragraph 12.

        12.  Disputes. In the event of a dispute concerning the subject matter
             --------
of this Agreement such that Escrow Agent deems it necessary for its protection, Escrow Agent may (i) deposit the Escrowed Documents and any payment received pursuant to paragraph 3, together with any notices received by it, into a court of competent jurisdiction until such time as a civil action shall have been finally concluded determining any rights hereunder, (ii) Escrow Agent may resign and appoint a new escrow agent, or (iii) at its discretion at any time, commence a civil action to interplead any conflicting demands to a court of competent jurisdiction to determine its rights and the rights of the Parties.

        13.  Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, which together shall constitute one instrument.

        14.  Binding Effect: Governing Law. This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Utah, and shall be binding upon and inure to the benefit of the parties and their successors and assigns.

        15.  Miscellaneous. The provisions in subparagraphs D, E, F, G, H, I,
             -------------
J and L of paragraph 9 of the Settlement Agreement shall apply to this Agreement and are incorporated herein by this reference.

        IN WITNESS WHEREOF, this Agreement has been signed by Escrow Agent and each of the Parties, as of the day and year first above written.

                                        ESCROW AGENT:

                                        SNELL & WILMER L.L.P.

                                        By /s/ Greg K. Kieler
                                           --------------------------------
                                        Its    Partner
                                           --------------------------------

THOMSON:

THOMSON TRAINING AND SIMULATION LIMITED

By
  ---------------------------------
Its
   --------------------------------

THOMSON-CSF

By
  ---------------------------------
Its
   --------------------------------

HUGHES:

HUGHES AIRCRAFT COMPANY

By  /s/ R. S. Austin
  ---------------------------------
Its V.P. & Controller
   --------------------------------

HUGHES TRAINING INC.

By  /s/ R. Chris Puffer
  ---------------------------------
Its V.P., Contracts & Legal Affairs
   --------------------------------

E&S:

EVANS & SUTHERLAND COMPUTER CORPORATION

By  /s/ Gary E. Meredith
  ---------------------------------
Its  Vice President
   --------------------------------

                       CONFIDENTIAL SETTLEMENT AGREEMENT

    THIS CONFIDENTIAL SETTLEMENT AGREEMENT ("Agreement") is entered into this 13th day of September, 1995 by and between THOMSON TRAINING AND SIMULATION LIMITED ("TTSL"), Gatwick Road, Crawley, West Sussex RH10 2RL, United Kingdom and THOMSON-CSF, S.A. ("TCSF"), 173, Boulevard Haussmann - 75415 Paris Cedex 08, France (collectively "Thomson"), HUGHES AIRCRAFT COMPANY ("HAC"), 7200 Hughes Terrace, Los Angeles, California 90045 and HUGHES TRAINING, INC. ("HTI"), 2200 Arlington Downs Road, Arlington, Texas 76011 (collectively, "Hughes") and EVANS & SUTHERLAND COMPUTER CORPORATION ("E&S"), 600 Komas Drive, Salt Lake City, Utah 84108.

    WHEREAS, on or about October 11, 1986, E&S entered into a working agreement (the "Working Agreement") with Rediffusion Simulation Limited ("REDIFFUSION"), a corporation existing under the laws of the United Kingdom; and

    WHEREAS, Rediffusion was subsequently acquired by HAC, which changed Rediffusion's name to Hughes Rediffusion Simulation Limited; and

    WHEREAS, as of January 15, 1991, E&S and Rediffusion amended the Working Agreement; and

    WHEREAS, Rediffusion was acquired from HAC by a subsidiary of TCSF on or about December 31, 1993, and TCSF subsequently changed Rediffusion's name to TTSL; and

    WHEREAS, certain disputes have arisen between E&S, Thomson and HAC with regard to said Working Agreement, and other matters.
    NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Hughes Payment to E&S. On the effective date of this Agreement, HAC shall
     ---------------------
pay to E&S the sum of Three Million Seven Hundred Fifty Thousand ($3,750,000) by wire transfer to the account and financial institution designated by E&S.

  2. Agreement between E&S and HTI. On the effective date of this Agreement,
     -----------------------------
E&S and HTI shall enter into a separate agreement pursuant to which E&S and HTI will agree (a) to team on certain projects for U.S. and foreign (other than the U.K. MOD or other U.K. platform) military sales, (b) to continue with discussions regarding the implementation of a technology exchange program in connection with such projects, (c) to otherwise work together and (d) to continue to be bound by the confidentiality restrictions in paragraph 4.1 of the Working Agreement, notwithstanding termination of such Working Agreement, such separate agreement to be subject to such other terms and conditions as may be separately negotiated by E&S and HTI. Such separate agreement shall be an independent obligation of E&S and of HTI and shall not, after its execution and delivery on the effective date of this Agreement, be considered part of this Agreement. In no event shall Thomson have any liability or obligation to either E&S or Hughes in the event of any breach by either E&S or HTI of any obligation under such separate agreement between E&S and HTI.

  3. Agreement between E&S and TTSL. On the effective date of this Agreement,
     ------------------------------
E&S and TTSL shall enter into a separate agreement pursuant to which E&S and TTSL will agree (a) that the Working Agreement, as amended and supplemented, and the Rediffusion Simulation Limited OEM Volume Purchase Agreement (Oct. 1,
      1986), Rediffusion Simulation Limited Basic Ordering Agreement (Oct. 1,
      1986), Evans & Sutherland Computer Corporation OEM Volume Purchase Agreement (Oct. 1, 1986), and Evans & Sutherland Computer Corporation Basic Ordering Agreement (Oct. 1, 1986) has each been effectively terminated and is no longer effective, except for the provisions of paragraph 4.1 of the Working Agreement which shall continue to be binding upon E&S and TTSL, (b) to work in good faith to resolve all support claims and other issues raised by customers of TTSL or of E&S ("Current Customers") that purchased E&S "cgi equipment" (as defined in the Working Agreement) or to whom E&S sold TTSL display systems under the terms of the Working Agreement, (c) to meet to jointly explore in good faith the possibility of establishing a new business relationship in an effort to reach agreement to provide needed products and services to civil customers on a mutually acceptable pricing basis and (d) to meet and negotiate in good faith a new working arrangement with regard to addressing a method for E&S and TTSL to jointly market their products and services to the "civil market" as defined in the Working Agreement, as well as other markets, and (e) to jointly prepare and issue a press release regarding the relationship between E&S and TTSL, such separate agreement to be subject to such other terms and conditions as may be separately negotiated by E&S and TTSL. Such separate agreement shall be an independent obligation of E&S and of TTSL and shall not, after its execution and delivery on the effective date of this Agreement, be considered part of this Agreement. In no event shall Hughes have any liability or obligation to either E&S or TTSL in the event of any breach by either such party of any obligation under such separate agreement between E&S and TTSL.

  4. Mutual Release Provision. Except as otherwise herein provided, for and in
     --------------------------
consideration of the mutual promises and releases contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the effective date of this Agreement, each of E&S, TTSL, TCSF, HAC and HTI, on its own behalf and on behalf of its parents, subsidiaries, predecessors, successors, assigns, representatives, agents, attorneys, officers and directors, hereby releases, remises, waives, resigns and forever discharges each other party to this Agreement, its parents, subsidiaries, predecessors, successors, assigns, representatives, agents, attorneys, officers and directors, of and from any and all manner of actions, arbitrations, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or in equity, of every kind which such party or its predecessors ever had or ever claimed to have had, now has or claims to have, or which such party or its successors or assigns hereafter can, shall or may have, or claim to have, against each other party hereto and the said individuals and/or entities hereinabove mentioned, arising out of or in any way connected with the facts or circumstances existing at the date of this Agreement from the beginning of the world to the date hereof, and relating to or in any way connected with the Working Agreement, including, without limitation of the foregoing, all claims which are, could be, or could have been asserted in, or are in any way based upon, the arbitration proceeding now pending between E&S, TTSL and TCSF before the American Arbitration Association ("AAA") in New York City, New York, No.
13 T 181 00690 94; the civil case entitled Thomson-CSF, S.A., Plaintiff v. Evans
                                           -------------------------------------
& Sutherland Computer Corporation and American Arbitration Association,
- -----------------------------------------------------------------------
Defendants, No. 94 Civ. 6181 (JFK), in the United States District Court for the
- ----------
Southern District of New York; the civil case entitled Evans & Sutherland
                                                       ------------------
Computer Corporation, Petitioner, v. Thomson Training & Simulation Limited,
- ---------------------------------------------------------------------------
Respondent, No. 94 Civ. 6795 (JFK), in the United States District Court for the
- ------------
Southern District of New York; the appeal pending before the United States Court of Appeals for the Second Circuit, entitled Thomson-CSF, S.A., Plaintiff-
                                            ----------------------------
Appellant, v. American Arbitration Association, Defendant, Evans & Sutherland
- -----------------------------------------------------------------------------
Computer Corporation, Defendant-Appellee, Docket No. 94-9118; and the litigation
- ----------------------------------------
between E&S and Thomson in the United Kingdom entitled Thomson Training &
                                                       ------------------
Simulation Limited v. Evans & Sutherland Computer Corporation, 1994 T. No. 1490
- -------------------------------------------------------------
(English High Court of Justice, Queen's Bench Division).

  5. Limitation on Release. Each party hereto hereby acknowledges and agrees
     ---------------------
that the releases set forth in paragraph 4 do not constitute a release of any of its respective rights or obligations under this Agreement or under the separate agreements provided for in paragraphs 2 and 3 above.

  6. Dismissal of Arbitration Proceeding and Civil Litigation. Upon the
     --------------------------------------------------------
effective date of this Agreement, the respective attorneys of the parties shall have executed the dismissal stipulations and the dismissal instructions to the AAA, requiring the dismissal of such proceedings with prejudice, all of which are attached hereto as Exhibit "A", and the respective parties shall instruct their attorneys to promptly file them with the appropriate court and the AAA.

  7. Confidentiality Provision; Press Release.
     -----------------------------------------

     A.    Confidentiality. Except as provided in this paragraph 7, the terms of
           ---------------
this Agreement shall remain confidential and shall not, without the consent of all parties, be disclosed by any party to any person, nor shall this Agreement be filed with, or otherwise made available by any party to, any governmental authority, except as required by applicable law, regulation or legal process and only after compliance with paragraph B below.

     B.   Required Disclosure. If any party is requested pursuant to, or
          -------------------
determines in good faith that it is required by, applicable law, regulation or legal process to disclose the terms of this Agreement to any person, or to file with or otherwise make this Agreement available to any governmental authority, such party shall (i) promptly notify each other party so that such other party or parties may seek a protective order or other appropriate remedy or, in such other party's sole discretion, waive compliance with this paragraph 7, and (ii) consult in good faith with such other party or parties as to the advisability of taking legally available steps to resist or narrow such request or as to the determination that such disclosure, filing or availability is legally required. In this connection, each party confirms that it is not aware of any currently effective requirement to file this Agreement with, or otherwise make it available to, any governmental authority.

    C.    Press Release. Notwithstanding anything in paragraph 7A to the
          -------------
contrary, the parties agree to jointly issue the press release in the form attached as Exhibit B promptly on or after the effective date of this Agreement.

     D.   Independent Obligations. The respective obligations of the parties
          -----------------------
under this paragraph 7 are independent of the other obligations of the parties under this Agreement, so that a failure to comply with this paragraph 7 by any party shall not affect the respective rights and obligations of the parties under the other provisions of this Agreement. Without limiting the generality of the foregoing, no party shall have any liability or obligation to any other party for any breach by any other party of any obligation under this paragraph 7 and the payment obligation of HAC under paragraph 1, and the mutual release under paragraph 4, shall not be affected by any breach by any party of this paragraph 7.

  8. Notices. Any notice required or permitted to be served hereunder shall be
     -------
in writing and shall be delivered personally, by overnight courier or sent by facsimile transmission addressed as follows, or to such other address as any party hereto may for itself designate by written notice in accordance herewith:

If to E&S:           Evans & Sutherland Computer Corporation
                     600 Komas Drive
                     Salt Lake City, Utah 84108
                     Attention: Gary E. Meredith
                     Fax No.: (801) 588-4500

If to HAC or HTI:    Hughes Aircraft Company
                     7200 Hughes Terrace
                     Los Angeles, California 90045
                     Attention: Larry D. Hunter
                     Fax No.:  (310) 568-7834
                     or        (310) 568-7212

If to TTSL or TCSF:  Thomson-CSF
                     173, Boulevard Haussmann
                     75415 Paris, France
                     Attention: J.F. Penotte
                     Fax No.: 33-1-53 77 85 04

Copy to:             Lambert & Associes
                     11, avenue Myron T. Herrick
                     75008 Paris, France
                     Attention: Yannick Chalme
                     Fax No.: 33-1-49 53 93 42 or 44

Notice shall be deemed properly given on the date of facsimile transmission or on the date of delivery, whichever applies.

     9.  MISCELLANEOUS.
         --------------

             A. Exhibits. Exhibits A, B and C referred to herein are intended to be and hereby are specifically made a part of this Agreement.

             B.   Entire Agreement. This Agreement contains the entire
                  ----------------
     understanding between the parties hereto with respect to the transactions contemplated hereby, and may not be amended, modified, altered or waived except by an instrument in writing signed by the party against whom such amendment, modification, alteration or waiver is sought to be enforced.

    C.   Governing Law. This Agreement shall be construed and interpreted in
         -------------
accordance with the laws of the State of New York without regard to its choice of law provisions.

    D.   Binding Effect. This Agreement shall bind and inure to the benefit of
         --------------
the parties hereto and their respective successors and assigns.

    E.   Construction. The captions and headings contained herein are inserted
         ------------
for convenient reference only, are not a part hereof and the same shall not limit or construe the provisions to which they apply. References in this Agreement to "paragraphs" are to the paragraphs in this Agreement, unless otherwise noted.

    F.   Expenses. Each party shall pay and be responsible for the costs and
         --------
expenses, including, without limitation, attorneys' and accountants' fees, incurred by such party in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. E&S shall be solely responsible for the fees and costs of the Escrow Agent.

    G.    Assignment. No party hereto may assign any of its rights or delegate
          ----------
any of its obligations under this Agreement without the express written consent of the other parties hereto.

    H.    No Rights to Others. Except as otherwise provided in paragraph 4,
          -------------------
nothing herein contained or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns or personal representatives, any rights or remedies under or by reason of this Agreement.

    I.   Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, binding upon all parties hereto, notwithstanding that the parties are not signatories to the original or the same counterpart.

    J.   No Admission. Nothing in this Agreement shall be deemed an
         ------------
admission by any party of any liability to any other party in respect of the matters subject to the mutual release in paragraph 4. The parties mutually acknowledge that the press release attached as Exhibit B contains an appropriate description of the basis for and terms of this settlement.

    K.    Effective Date; Escrow. This Agreement shall become effective on the
          ----------------------
date on which all of the following shall have occurred: (i) five counterparts of this Agreement shall have been executed by each party and delivered to Snell & Wilmer L.L.P. ("Escrow Agent"); (ii) E&S and HTI shall have confirmed in writing to the Escrow Agent that the agreement provided for in paragraph 2 has been signed or that the requirement for such agreement has been waived by such parties; (iii) E&S and TTSL shall have confirmed in writing to the Escrow Agent that the agreement provided for in paragraph 3 has been signed or that the requirement for such agreement has been waived by such parties; (iv) the respective attorneys of the parties shall have executed the dismissal stipulations and dismissal instructions provided for in paragraph 6 and such documents shall have been delivered to the Escrow Agent; and (v) E&S shall have received the wire transfer of funds provided for in paragraph 1. Hughes agrees to initiate such wire transfer promptly after receipt by it of written confirmation by the Escrow Agent that the conditions in clauses
(i), (ii), (iii) and (iv) have been satisfied. The Escrow Agent shall deliver to each party a signed copy of this Agreement promptly after the effective date. Attached as Exhibit C is the form of Escrow Agreement which the Escrow Agent shall have executed and delivered to each of the parties prior to execution of this Agreement by each such party.

     L.   Governing Law and Settlement of Disputes. All disputes arising from
          ----------------------------------------
the validity, interpretation, implementation or performance of this Agreement shall be finally settled by arbitration. The arbitration shall be held in New York City and conducted in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with those rules.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THOMSON TRAINING AND                  THOMSON-CSF, S.A.
SIMULATION LIMITED

By: _________________________         By: ____________________________

Its:_________________________         Its:____________________________

EVANS & SUTHERLAND COMPUTER            HUGHES AIRCRAFT COMPANY
CORPORATION

      /s/ Gary E. Meredith                   /s/ R. S. Austin
By: ____________________________       By: ______________________________

       Vice President                        V.P. & Controller
Its:____________________________       Its:______________________________


                                       HUGHES TRAINING, INC.

                                            /s/ R. Chris Puffer
                                       By: ______________________________

                                            VP, Contracts & Legal Affairs
                                       Its:______________________________

                                   EXHIBIT A

              Arbitration and Civil Action Dismissal Documentation

                                                                 August   , 1995
                                                                        --

Mr. Philip A. Rothman
Executive Administrator
American Arbitration Association
140 West 51st Street
New York, New York 10020-1203

    Re:  13 T 181 00690 94
         EVANS & SUTHERLAND COMPUTER CORPORATION
         and
         THOMSON TRAINING & SIMULATION LIMITED
         and THOMSON-CSF, S.A.
         ---------------------------------------

Dear Mr. Rothman:

          The undersigned attorneys for all of the parties to the above-referenced matter hereby advise the Association that this matter has been settled and that all claims asserted herein are voluntarily withdrawn and dismissed with prejudice, effective immediately. Each party shall bear its own costs and attorney's fees. Accordingly, we request that the Association close its file on this matter.

Very truly yours,

SKADDEN, ARPS, SLATE,                    JONES, DAY, REAVIS
  MEAGHER & FLOM                               & POGUE

By: /s/                                  By: /s/
   ---------------------------              ----------------------------
   Dana K. Freyer                           Fredrick E. Sherman

919 Third Avenue                         599 Lexington Avenue
New York, New York 10022                 New York, New York 10022
(212) 735-3000                           (212) 326-3905

Attorneys for Claimant                   Attorneys for Respondents
   Evans & Sutherland                       Thomson Training &
   Computer Corporation                     Simulation Limited and
                                            Thomson-CSF, S.A.

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

- -----------------------------------x
                                   :
THOMSON-CSF, S.A.,                 :
                                   :
                Plaintiff,         :
                                   :     94 Civ. 6181 (JFK)
            -against-              :
                                   :
EVANS & SUTHERLAND COMPUTER        :
CORPORATION and AMERICAN           :
ARBITRATION ASSOC.,                :
                                   :
                Defendants.        :
                                   :
- -----------------------------------x


                           STIPULATION FOR DISMISSAL
                           -------------------------

        It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a)(1) of the Federal Rules of Civil Procedure.

Dated:  New York, New York
        August __, 1995

SKADDEN, ARPS, SLATE,                       JONES, DAY, REAVIS
   MEAGHER & FLOM                                 & POGUE

By:_______________________                     By:_______________________
    Dana K. Freyer                                 Fredrick E. Sherman
    (DF 0238)                                      (FS 5442)

    919 Third Avenue                        599 Lexington Avenue
    New York, New York 10022                New York, New York 10022
    (212) 735-3000                          (212) 326-3905

Attorneys for Defendant                     Attorneys for Plaintiff
    Evans & Sutherland                          Thomson-CSF, S.A.
    Computer Corporation

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

- --------------------------------------x
EVANS & SUTHERLAND COMPUTER COR-      :
PORATION,                             :
                                      :
                Petitioner,           :             94 Civ. 6795 (JFK)

           -against-                  :
THOMSON TRAINING & SIMULATION         :
LIMITED,                              :
                                      :
                Respondent.           :
                                      :
- --------------------------------------x


                           STIPULATION FOR DISMISSAL
                           -------------------------

        It is hereby stipulated and agreed by and between the parties hereto by their undersigned attorneys that the above-captioned proceeding be dismissed with prejudice and without costs, pursuant to Rule 41(a) (1) of the Federal Rules of Civil Procedure.

Dated: New York, New York
       August __, 1995

SKADDEN, ARPS, SLATE,                      JONES, DAY, REAVIS
   MEAGHER & FLOM                                & POGUE

By:                                        By:
   ---------------------------                -------------------------
    Dana K. Freyer                             Fredrick E. Sherman
    (DF 0238)                                  (FS 5442)

919 Third Avenue                           599 Lexington Avenue
New York, New York 10022                   New York, New York 10022
(212) 735-3000                             (212) 326-3905

Attorneys for Petitioner                   Attorneys for Respondent
   Evans & Sutherland                         Thomson Training &
   Computer Corporation                       Simulation Limited

                                   EXHIBIT B


                             Form of Press Release










                                      14

PRESS RELEASE
- -------------

Major Simulation Companies Reach Accord
- ---------------------------------------

Hughes, Thomson, and Evans & Sutherland Settle Disputes

(City and Date) Hughes Training, Inc., ( ) Thomson Training & Simulation Ltd.
( ), and Evans & Sutherland Computer Corporation (Nasdaq ESCC), three of the major supplies of products to the simulation training market, today announced the resolution of differences among them and their parent companies and the dismissal of any and all legal actions resulting from contractual disputes related to prior distribution agreements to which they had been parties. The settlement will allow all three companies to proceed to supply their products to the market, and will make it possible for each party to work with one or more of the other parties in serving the market.

According to James R. Oyler, President and Chief Executive Officer of E&S, "E&S has had a long and successful history with both Hughes and Thomson to jointly provide outstanding equipment and services to the pilot training market. Each company brings special products and expertise to the market and each company provides outstanding customer service. This settlement allows us to get on with business."

Hughes Training's president, Mr. Stuart I. Moore, Said "The agreement enables Hughes Training, the industry's leading training systems integrator, to continue to provide its customers with the best value visual system solutions that meet specific program requirements. It will enhance our ability to provide systems that maximize image generator and display performance."

For additional information contact:

Hughes Training
Rick Oyler
(817) 695-3536

Thomson Training & Simulation Ltd.
Eric Le Mer
(44) 1.293.563.700

Evans & Sutherland
Gary E. Meredith
(801) 588-1711

                                   EXHIBIT C


                            Form of Escrow Agreement

                               ESCROW AGREEMENT

        THIS ESCROW AGREEMENT ("Agreement") is made as of August __, 1995, by SNELL & WILMER L.L.P., as Escrow Agent under the Settlement Agreement referred to below ("Escrow Agent"), in favor of THOMSON TRAINING AND SIMULATION LIMITED ("TTSL") and THOMSON-CSF, S.A. ("TCSF") (collectively "Thomson"), HUGHES AIRCRAFT COMPANY ("HAC") and HUGHES TRAINING, INC. ("HTI") (collectively "Hughes"), and EVANS & SUTHERLAND COMPUTER CORPORATION ("E&S"). Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Settlement Agreement (as defined below).

        WHEREAS, TTSL, TCSF, HAC, HTI and E&S have negotiated a certain Confidential Settlement Agreement in the attached form ("Settlement Agreement"); and

        WHEREAS, such Settlement Agreement provides for the establishment of an escrow arrangement with Escrow Agent and this Agreement establishes the terms of such escrow arrangement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Escrow Agent, and TTSL, TCSF, HAC, HTI and E&S (each of TTSL, TCSF, HAC, HTI and E&S being referred to as a "Party" and all of which together are referred to as the "Parties") agree as follows:

        1. Escrow Agent. The Parties hereby appoint and designate Snell & Wilmer
           ------------
L.L.P. as Escrow Agent for the purposes set forth herein and the Escrow Agent accepts such appointment and designation, subject to the terms and conditions of this Agreement. Escrow Agent shall exercise the same degree of care toward the items deposited pursuant to this Agreement as it exercises toward its own similar property, and Escrow Agent shall not be held liable to any higher standard of care under this Agreement nor deemed to owe any fiduciary duty to the Parties. Escrow Agent shall be obligated to perform only such duties as are expressly set forth herein, and no implied covenants or obligations shall be inferred from this Agreement. Escrow Agent's obligations hereunder shall cease when Escrow Agent has distributed the Escrowed Documents and funds as provided in this Agreement.

        2. Delivery of Signed Copies of Settlement Agreement. Promptly upon
           -------------------------------------------------
receipt by Escrow agent of five copies of the Settlement Agreement from any Party, signed by an Authorized Signatory of such Party (as defined in paragraph 6 of this Agreement) and of the dismissal stipulations and dismissal instructions provided for in paragraph 6 of the Settlement Agreement (the "Dismissal Instruments"), Escrow Agent shall ackowledge receipt by written notice to all the Parties given in accordance with paragraph 8 of the Settlement Agreement. Escrow Agent shall hold all such signed copies in escrow in accordance with this Agreement until the first to occur of (a) the release of the Escrowed Documents in accordance with paragraph 4 of this Agreement, or (b) the termination of this Agreement in accordance with paragraph 5 of this Agreement. Any copies of the Settlement Agreement and the Dismissal Instruments received by Escrow Agent as provided above are referred to below as the "Escrowed Documents."

        3.   Payment. The payment required under paragraph 1 of the Settlement
             -------
Agreement shall be made by HAC to the trust account of Escrow Agent, which is as follows:

        First Interstate Bank of Utah, N.A., Main Office
        Salt Lake City, Utah 84142-0002
        ABA Routing No. 124000025
        Snell & Wilmer Trust Account
        Account No. 02087161
        Reference: Evans & Sutherland Escrow, Account No. 21988.0033

Escrow Agent shall confirm receipt of such payment by written notice to each Party, delivered in accordance with paragraph 8 of the Settlement Agreement. Upon satisfaction of the conditions in paragraph 4 of this Agreement for release of the Escrowed Documents, Escrow Agent shall transmit the payment received by Escrow Agent under this paragraph 3 to E&S in accordance with its separate instructions to Escrow Agent. If this Agreement is terminated pursuant to paragraph 5 of this Agreement, the deposited funds shall be returned to the Party depositing the funds. Escrow Agent shall not be obligated to deposit the funds in an interest-bearing account and no Party will be entitled to any interest on the funds.

        4.   Release of Escrowed Documents. The Escrowed Documents shall be
             -----------------------------
released from the escrow arrangement provided for in this Agreement on the effective date of the Settlement Agreement. As contemplated by paragraph 9K of the Settlement Agreement, such effective date shall occur on such date as all of the following conditions shall have been satisfied: (a) Escrow Agent shall have received five copies of the Settlement Agreement signed by an Authorized Signatory of each Party; (b) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and HTI that the agreement provided for in paragraph 2 of the Settlement Agreement has been signed; (c) Escrow Agent shall have received written confirmation from an Authorized Signatory of each of E&S and TTSL that the agreement provided for in paragraph 3 of the Settlement Agreement has been signed; (d) the respective attorneys of the Parties shall have executed and delivered to the Escrow Agent the Dismissal Instruments; and (e) Escrow Agent shall have received in its escrow account the payment required under paragraph 1 of the Settlement Agreement. Promptly after the occurrence of all such conditions to the effective date of the Settlement Agreement, Escrow Agent shall deliver one fully signed copy of the Settlement Agreement to each Party, to its address shown in paragraph 8 of the Settlement Agreement and shall deliver the Dismissal Instruments to the respective attorneys of the Parties for filing with the appropriate court and the AAA in accordance with paragraph 6 of the Settlement Agreement.

        5.   Termination of Escrow. If the effective date of the Settlement
             ---------------------
Agreement shall not have occurred within 30 days after the date first above written, then any Party which has deposited signed copies of the Settlement Agreement with Escrow Agent may, upon written notice by an Authorized Signatory of such Party to Escrow Agent (delivered as provided in paragraph 7 of this Agreement) and to each other Party (delivered in accordance with paragraph 8 of the Settlement Agreement) delivered at any time after such 30-day period, terminate this Agreement and require Escrow Agent to return to such Party all of the copies of the Settlement Agreement signed by such Party. Promptly after receipt of such notice, Escrow Agent shall return all the signed copies of the Settlement Agreement then held by it to the applicable Party which submitted such signed copy and shall destroy any signed copies of the Dismissal Instruments then held by it, all such signed copies shall be null and void and of no further force or effect, and this Agreement shall be terminated.

        6.   Authorized Signatories. The "Authorized Signatories" of each Party
             ----------------------
for purposes of this Agreement. and their signature(s), are set forth on the attached certificates signed by the Secretary or an Assistant Secretary of each Party.

        7. Notices to Escrow Agent. Any notice required or permitted to be
           -----------------------
served hereunder ,shall be in writing and shall be delivered personally, by overnight courier or sent by facsimile transmission addressed as follows: Snell & Wilmer L.L.P., 111 East Broadway, Suite 900, Broadway Centre, Salt Lake City, Utah 84111; Attention: Greg Nielsen; Facsimile Number: (801) 237-1950. Notice shall be deemed properly given on the date of facsimile transmission or on the date or delivery, whichever applies.

        8. Waiver of Conflict. Each Party acknowledges and agrees that it is
           ------------------
aware that Snell & Wilmer L.L.P. acts as counsel to E&S in connection with various matters, including, without limitation, the negotiation and preparation of the Settlement Agreement as well as this Agreement. Any conflict of interest which might exist in this regard is waived by each Party. The Parties further agree that Escrow Agent is free to assume full legal representation of E&S in any dispute, including, but not limited to, any dispute arising between E&S and any or all of the other Parties relating to this Agreement, notwithstanding Escrow Agent's position as escrow agent in this Agreement. Each party hereby expressly waives any conflict of interest created by this Agreement and consents to such representation of E&S by Escrow Agent.

        9.   Amendment. This Agreement may be amended, and the requirements set
             ---------
forth herein may be waived, only by an instrument in writing signed by the Escrow Agent and by an Authorized Signatory of each of the Parties.

       10. Escrow Agent's Compensation and Expenses. For its services hereunder,
           ----------------------------------------
Escrow Agent shall be entitled to be reimbursed for all out of pocket expenses incurred by it in connection with the performance of its duties under this Agreement. The expenses of Escrow Agent shall be paid by E&S.

       11.  Escrow Agent's Liability; Indemnification. Escrow Agent shall not be
            -----------------------------------------
liable for any error of judgment or for any act done or omitted by it in good faith, or for anything which Escrow Agent may in good faith do or refrain from doing in connection herewith, or for any negligence other than its gross negligence; no liability shall be incurred by Escrow Agent, if, in the event of any dispute or question as to its duties or obligations hereunder, it acts in accordance with paragraph 12. Escrow Agent is authorized to act upon any document believed by it to be genuine and to be signed by the proper parties and shall incur no liability in so acting. HAC, HTI and E&S, jointly and severally indemnify, defend and hold Escrow Agent harmless from any and all loss, damage, or liability, and all expenses (including without limitation, reasonable legal costs and fees) except to the extent arising out of the gross negligence or bad faith of the Escrow Agent, incurred, arising out of, or in connection with, Escrow Agent entering into or performing its duties pursuant to this Agreement, including without limitation, expenses incurred by Escrow Agent pursuant to paragraph 12.

        12. Disputes. In the event of a dispute concerning the subject matter of
            --------
this Agreement such that Escrow Agent deems it necessary for its protection, Escrow Agent may (i) deposit the Escrowed Documents and any payment received pursuant to paragraph 3, together with any notices received by it, into a court of competent jurisdiction until such time as a civil action shall have been finally concluded determining any rights hereunder, (ii) Escrow Agent may resign and appoint a new escrow agent, or (iii) at its discretion at any time, commence a civil action to interplead any conflicting demands to a court of competent jurisdiction to determine its fights and the rights of the Parties.

        13.  Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, which together shall constitute one instrument.

        14.  Binding Effect; Governing Law. This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Utah, and shall be binding upon and inure to the benefit of the parties and their successors and assigns.

        15.  Miscellaneous. The provisions in subparagraphs D, E, F, G, H, I, J
             -------------
and L of paragraph 9 of the Settlement Agreement shall apply to this Agreement and are incorporated herein by this reference.

        IN WITNESS WHEREOF this Agreement has been signed by Escrow Agent and each of the Parties, as of the day and year first above written.

                                        ESCROW AGENT:

                                        SNELL & WILMER L.L.P.

                                        By /s/
                                           -------------------------------
                                        Its
                                           -------------------------------

THOMSON:

THOMSON TRAINING AND SIMULATION
LIMITED

By
- -------------------------------
Its
- -------------------------------


THOMSON-CSF

By
- -------------------------------

Its
- -------------------------------



HUGHES:

HUGHES AIRCRAFT COMPANY

By /s/ R. S. Austin
- -------------------------------
Its V.P. & Controller
- -------------------------------

HUGHES TRAINING INC.

By /s/ R. Chris Puffer
- -------------------------------
Its VP, Contracts & Legal Affairs
- -------------------------------

E&S:

EVANS & SUTHERLAND COMPUTER
CORPORATION

By Gary E. Meredith
- -------------------------------
Its Vice President
- -------------------------------

                        [LETTERHEAD OF SNELL & WILMER]

                               September 13, 1995

Gary E. Meredith
Evans & Sutherland Computer Corporation
600 Komas Drive
Salt Lake City, Utah 84108


    Re:  Thomson and Hughes Side Agreements


Dear Gary:

    Enclosed please find a Memorandum of Understanding executed by Thomson and E&S, together with a Memorandum of Agreement between E&S and Hughes Training.


                                                Sincerely,

                                                SNELL & WILMER L.L.P.

                                                /s/David F. Evans

                                                   David F. Evans

DFE/jmb
Enclosure

                          MEMORANDUM OF UNDERSTANDING

This Memorandum constitutes the "separate agreement" contemplated in paragraph 3 of the Confidential Settlement Agreement between Evans & Sutherland Computer Corporation (E&S), Thomson Training & Simulation Ltd. (TTSL), Thomson-CSF, S.A., Hughes Aircraft Company, and Hughes Training, Inc. ("Confidential Settlement Agreement"). This Memorandum addresses (i) certain outstanding issues relating to their current commitments to each other in the supply of visual systems and associated technology to civil market end user customers and (ii) their willingness to jointly explore in good faith the possibility of establishing a new business relationship in an effort to reach agreement to provide needed products and services to civil customers on a mutually acceptable pricing basis and to addressing a method to jointly market their products and services to the civil market as well as other markets.

1. Both parties recognize that it is their mutual interest to re-establish a positive business relationship in order to optimise meeting the existing requirements of the parties' visual civil market customers. To this end both parties are willing to negotiate and conclude appropriate licenses and supply agreements with each other for the respective commitments set out in 2 below for the customers shown in Attachment A.

2. E&S and TTSL Commitments for current requirements as shown in Attachment A.

   a) E&S will deliver the following software (and all future updates needed to satisfy current contractual customer requirements for the customers listed in Attachment A) to TTSL and grant to TTSL royalty free, non exclusive and non transferable licenses for appropriate use thereof by TTSL and its visual civil market customers to whom it currently owes contractual obligations in respect of such software. If TTSL is able to obtain priced change orders covering such future updates of the deliverables then TTSL agrees to reimburse E&S with an appropriate portion of the obtained price. It is understood that references to software and hardware include all necessary documentation.

             Formatter software version 1.7 -Delivered 18 July 1995

          .  Formatter software version 1.7 - Delivered 18 July 1995

          . ESIG software versions 14.0 (available end of May 1995); 14.2 (now known as 14.0.1.1, available end of June 1995) and 14.3 (now known as 14.2, available end of August 1995).

          .  SPX real time software version 2.1 - available by 7 August
             1995.

b) E&S will agree to supply to TTSL at no charge "Real Fog" hardware and software to enable TTSL to meet existing contractual obligations it has to civil market customers.

c) E&S will review with TTSL within 14 days of the date of this agreement all current Visual Enquiry Forms (VEF's) visual clearance requirements of TTSL's civil market customers, and work jointly to resolve these as soon as possible with each party bearing its own cost.

d) E&S will accept TTSL's amended purchase order (reference
   #2040200P dated 17th November 1994) for an image generator and spares for the JAS MD90 program based on Quotation SDT 90 024 dated 27 May 1994 and spares as listed in fax SDT 94 020 dated
   11th May 1994 and updated in fax JAS003F dated 27th January
   1995. The total price for the IG and Spares is $1 million. E&S will attempt to expedite delivery of these Spares to ship with the system if possible, that shall in any case be delivered not later than 1st March 1996 on site in Japan.

e) E&S and TTSL will jointly give engineering support for resolution of outstanding VEF's and installation of the required hardware and software at customer sites with each party bearing its own cost.

f) Where required by TTSL or E&S to clear VEF's, VME 147 cards will be exchanged for VME 167 cards by E&S at no charge.

g) Where TTSL require GDF developers toolkit, files and data for use with GMS for database development and to the extent needed to format models for the customers in Attachment A, E&S will provide the required licenses and necessary support at no charge.

h) E&S and TTSL agree to work in good faith to resolve all support claims and other issues raised by customers of TTSL or of E&S as shown on Attachment A.

3. Agreement between E&S and TTSL to explore the possibility of any future commitments.

   This Memorandum of Understanding records the mutual intention of E&S and TTSL to meet and jointly explore in good faith the possibility of cooperation between themselves relative to needed products and services to civil customers on a mutually acceptable pricing basis and to a method for E&S and TTSL to mutually provide marketing support for their products and services to the civil market.

   The area of the contemplated cooperation will include (but not necessarily be limited to) the following:

   . Formatter licenses
   . GDF licenses and support
   . Loaner spares and TTSL spares holdings
   . GMS licenses and support
   . Database library access, including licenses and support
   . Revised OEM agreements
   . Workshare agreements
   . Shared developments
   . Joint marketing strategies

4. E&S and TTSL agree to explore possibilities for all other business aspects including joint development and new markets.

5. Both parties confirm their intent to negotiate in good faith and conclude the necessary license agreements, supply agreements and change orders in respect of the matters referred to in paragraph 2 above as soon as possible but not later than 30 September 1995. However, the deliverable items will be provided as soon as available, if necessary in advance of the licenses, and this Memorandum will serve as an interim license until the necessary agreements have been executed.

6. The terms of this Memorandum do not constitute and are not to be construed as constituting or implying any admission of liability of E&S or TTSL.

Nothing in this Memorandum of Understanding shall be deemed to constitute, create, give effect, or to otherwise recognize a joint venture, partnership of formal business entity of any kind and the rights and obligations of the parties hereunder shall be limited to those expressly set forth herein.

Likewise, nothing in this Memorandum of Understanding shall oblige either of the parties hereto to enter into the cooperation contemplated in articles 3 and 4 herein. In such case, neither party shall incur any liability whatsoever to the other.

7. The terms of this Memorandum and its implementation shall be kept strictly confidential.

8. This Memorandum shall be gonverned by the laws of the State of New York without regard to its choice of law provisions.

All disputes between the Parties in connection with or arising out of the existence, validity, construction, performance and termination of this Memorandum of Understanding (or any terms thereof, which the parties are unable to resolve between themselves, shall be finally settled by arbitration. The arbitration shall be held in New York City in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules.

9. In case of contradiction, discrepancy or divergence of interpretations between this Memorandum of Understanding and the Confidential Settlement Agreement, the terms of this Memorandum of Understanding shall prevail.

10. The obligations under this Memorandum of Understanding shall be carried out within one (1) year from its effective date which shall be the date of the last signature by a party hereof.

11. The Working Agreement between Evans & Sutherland Computer Corporation and Rediffusion Simulation Limited of October 11, 1986, as amended and supplemented (except for the provisions of paragraph 4.1 thereof, which shall continue to be binding upon E&S and TTSL), the Rediffusion Simulation Limited OEM Volume Purchase Agreement of October 1, 1986, the Rediffusion Simulation Limited Basic Ordering Agreement of October 1, 1986, the Evans & Sutherland Computer Corporation OEM Volume Purchase Agreement of October 1, 1986, and the Evans & Sutherland Computer Corporation Basic Ordering Agreement of October 1, 1986 have been terminated and are no longer effective. However, during the time the parties are working to develop new agreements, they recognize the desirability of doing business together and will continue to sell product to each other under terms and conditions essentially the same as those provided to other customers for like products and for like volumes in like circumstances.

12. To the extent that the obligations in paragraph 3 (a) through 3 (d) of the Confidential Settlement Agreement are not satisfied in this Memorandum, such obligations are hereby waived.

     Signed:/s/ Gary E. Meredith              Date: Aug 24, 1995
            --------------------                    -------------
     For and on behalf of
     Evans & Sutherland Computer Corporation

     Signed:/s/ Louis LePortz                Date: Sep 6, 1995
            ------------------                     -------------
     For and on behalf of
     Thomson Training & Simulation Ltd.

                                 ATTACHMENT A

Customer List
- -------------

EVA
Britannia
Dana Dornier
Swissair
JPTN
KHI
JAS MD90
RNZAF MB339
Boeing B777

    This Memorandum of Agreement (MOA) is made between Evans & Sutherland Computer Corporation (E&S) and Hughes Training Inc. (HTI).

    WHEREAS, E&S and HTI desire to further define their business relationship through this Memorandum of Agreement (MOA).

    NOW, THEREFORE, in consideration of the following undertakings on behalf of each of the parties, E&S and HTI agree as follows:

  1.0  SPECIAL CONDITIONS
       ------------------

  Each Party to this MOA agrees that it will bear its own costs associated with the obligations contained herein.

  2.0  DEFINITIONS
       -----------

  The following terms wherever used in this Memorandum and/or associated documents have the following respective meanings:

 A) The term "visual system product" shall mean any product for use in visual system programs which (1) is developed for sale of more than one customer and (2) for which the developing party has at least two purchase agreements and (3) for which the developing party has produced a demonstrable prototype unit.

 B) The term "visual system program" shall mean applications where (1) the simulator is a vehicle (air, land, or water) or weapon system simulator and
     (2) the simulator is used for the purpose of training and (3) the images computed by the system depict terrain, natural and cultural featured, vehicles or other objects which are viewed in out-the-window scenes, electro-optical sensor scenes, Infrared sensor scenes, or other out-the-vehicle scenes.

 C) The terms "services" and/or "associated services" shall mean those items required to operate and maintain the products. Such items shall include maintenance services, field engineering, documentation, manual, training and spare parts.

 D) The term "support" shall mean those items required to provide a deliverable product or service that best meets the intended use. Such support would include, but not limited to: engineering effort, models and modeling tools, software changes, microcode changes, documentation, and off-site installation support.
                                       1

3.0  TEAMED PROGRAMS
     ---------------

     Except as provided hereunder, HTI will consider only E&S visual systems for the listed Team Programs and market accordingly to the end customer. Except as provided hereunder, E&S will not respond to requests from other systems/simulator suppliers and will market accordingly. In the event the end customer indicates its desire for a different visual system or a different simulator system supplier before release of initial bid package, then HTI and E&S will meet to discuss an alternate pursuit strategy and, by mutual agreement, dissolve the teaming arrangement on that specific program. The agreement to separate must be in writing, signed by authorized agents of each company and be on a program by program basis.

     Teamed Programs:

     F16 Egypt WTT
     F16 Taiwan WTT
     S3B
     C141B WST
     T45
     LCAC


4.0  PARTIES INTENT
     --------------

4.1  BEST EFFORT PROGRAMS
     --------------------

     With regard to the following programs, HTI will make every effort to use E&S visual system products and services wherever E&S has a competitive and suitable product which is acceptable to the end customer. Similarly, E&S will make every effort to team with HTI wherever HTI has a competitive and suitable product which is acceptable to the end customer. The intent is to allow both parties the flexibility of conducting business on a non-exclusive basis, other than for the specified Teamed Programs delineated in Paragraph 3.0.

     UH60 Korea
     AH1 Korea
     AH64 Greece
     UH60 Kuwait
     AH64 Kuwait
     AH64 UAE
     F16 Turkey WTT
     UH60/AH1 Turkey

4.2  PARTIES BUSINESS ROLE
     ---------------------

     HTI shall conduct business as the PRIME CONTRACTOR and E&S shall provide product and services in accordance with the subcontract role. In the event that the customer demands a reversal of the parties business roles, then E&S will become the PRIME CONTRACTOR and HTI shall provide product and services as a subcontractor to E&S.

4.3  DURATION OF MOA
     ---------------

     This MOA shall remain in effect until 1 July 1998 and will continue thereafter on a year-to-year basis unless terminated by either party upon at least one (1) years prior written notice. Such termination shall occur only on an anniversary date of this MOA.


5.0  E&S/HTI BUSINESS DEVELOPMENT FOCUS MEETINGS
     -------------------------------------------

A) E&S and HTI will meet at least every four (4) months during the term of the MOA (or upon reasonable notice to the other party, at such other time as either party may reasonably request) to discuss market business issues with respect to selling of visual systems. Such discussions shall address recent successes and failures in the market, future potential opportunities, new markets to be jointly pursued, as well as the consideration of new products to be jointly developed in pursuit of new markets, and any other areas of general concern regarding the markets served.

B) The parties hereto recognize the importance of the sharing of information for the marketing of visual systems and their integration into total training systems solutions. To that end, each party shall use its best efforts to provide accurate information to the other with respect to activities within the scope of the MOA and to protect the proprietary information of the other.

6.0  SUPPORT
     -------

     It is the intent of E&S within its available resources to provide visual system technical support to HTI for new business proposal activities in pursuit of visual system programs. In addition, HTI shall have the right to purchase from E&S, such associated technical support as required for the successful execution of a contract.

7.0  EXCLUSIVITY
     -----------

     Nothing herein shall be considered as an exclusive sales or service agreement. Exclusivity, if mutually agreeable in any specific instance, shall be treated on a case by case basis or as defined in Paragraph 3.0

8.0  DISPUTE RESOLUTION PROVISION
     ----------------------------

A) In the event of any dispute, controversy or claim rising out of or relating to this Agreement, including the breach, termination or invalidity thereof ("Dispute"), the parties shall attempt in good faith to resolve the Dispute by negotiation between executives of the parties. If the Dispute has not been resolved within forty-five (45) days of a party's written request for negotiation, then either party may initiate arbitration as provided hereinafter.

B) Any Dispute which is not resolved by the parties shall be finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect (the "Rules"), as modified in this Paragraph 8. The governing laws shall be laws of the State of Texas.

C) There shall be three arbitrators. If there are two parties to the arbitration, each party shall select one arbitrator within fifteen (15) days following respondent's receipt of claimant's notice of arbitration and statement of claim. The two party-appointed arbitrators shall select a third arbitrator to serve as presiding arbitrator within fifteen (15) days of the appointment of the second arbitrator. If there are more than two parties to the arbitration, the arbitrators shall be selected from lists prepared by the AAA in accordance with the Rules.

D) Unless otherwise ordered by the arbitrators, each party shall bear its own costs and fees, including but not limited to, attorneys' fees and expenses.

E) Any award shall be final and BINDING finding upon the parties and shall state the reasons upon which it is based. Judgment upon the award may be entered in any court having jurisdiction thereof. The arbitration shall be governed by the Federal Arbitration Ace. 9 U.S.C. Sec.Sec.1-16, 201-208.

F) For purposes of the dispute resolution procedures set forth in this paragraph, the parties hereby submit to the non-exclusive jurisdiction of the state and federal courts located in the State of Texas with respect to the enforcement of this arbitration agreement and any arbitration award. Each of the parties hereby consents to the service of process, pleadings and notice by overnight courier or registered mail at its address set forth.

9.0  MISCELLANEOUS
     -------------

A)   Governing Law. This Agreement shall be construed and interpreted in
     -------------
     accordance with the laws of the State of Texas without regard to its choice of law provisions.

B)   Assignment. No party hereto may assign any of its rights or delegate
     ----------
     any of its obligations under this Agreement without the express written consent of the other party hereto.

C) No Rights to Others. Except as otherwise provided, nothing herein contained or implied is intended or shall be construed to confer upon or give to any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns or personal representatives, any rights or remedies under or by reason of this Agreement.

D) HTI and E&S agree that they will jointly develop and issue a press release announcing the signing of the MOA and both parties intent.

10.0  CONFIDENTIALITY TREATMENT OF INFORMATION
      ----------------------------------------

      The parties agree to (1) disclose the Data received pursuant to this Memorandum of Agreement only to those persons within and without their respective organizations who require such Data to effectuate the purpose of the Memorandum of Agreement; and (2) notwithstanding that the Memorandum of Agreement shall have expired or herein terminated, keep in confidence and prevent disclosure of such Data to any unauthorized person or persons; provided, however, that neither party shall be liable for disclosure of any such Data if the same:

      (a) was in the public domain at the time it was disclosed or falls within the public domain, except through fault of the receiving party;

      (b) was known to the party receiving it at the time of disclosure;

      (c) is disclosed by the receiving party despite the exercise of the same degree of care as the receiving party takes to preserve and safeguard its own Data:

      (d) is disclosed after written approval of the disclosing party; and

      (e) becomes known to the receiving party from a source other than the disclosing party.

11.0  CONSEQUENTIAL DAMAGES
      ---------------------

      To the fullest extent allowed by law, neither party shall be liable to the other party for indirect, incidental, special or consequential damages (including lost profits or punitive damages) arising out of this MOA or the transactions provided for in this MOA.

Accepted by:

Hughes Training, Inc.                   Evans & Sutherland Computer Corp.

By:/s/ R. CHRIS PUFFER                  By:/s/ GARY E. MEREDITH
  ---------------------                   ----------------------

Name: R. Chris Puffer                   Name: Gary E. Meredith
     ------------------                     --------------------

Title: VP, ???? & Legal Affair          Title:Vice President
      ------------------------               -------------------

Date: August 31, 1995                   Date: August 23, 1995
      ------------------------               -------------------